                                                                 Exhibit (10)(i)


     STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com


                                April 26, 2001

Board of Directors
GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Va 23230

          Re   GE Life & Annuity Separate Account 4
               ------------------------------------

Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium variable deferred annuity contracts (File No. 33-76334). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By:  /s/ Stephen E. Roth
                                  --------------------------
                                      Stephen E. Roth